UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.
                          _________________________

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 9, 2005
                          _________________________

                           NEWELL RUBBERMAID INC.
           (Exact name of registrant as specified in its charter)

           Delaware               001-09608              363514169
           --------               ---------              ---------

       (State or Other        (Commission File       (I.R.S. Employer
         Jurisdiction              Number)          Identification No.)
      of incorporation)


    10 B Glenlake Parkway,
          Suite 600,
    Atlanta, Georgia 30328
    ----------------------

    (Address of principal
      executive offices)

     Registrant's telephone number, including area code:   770-407-3800


                               Not Applicable
                --------------------------------------------
       (Former name or former address, if changed since last report.)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 9, 2005, the Board of Directors of Newell Rubbermaid Inc. (the "Company") approved and ratified, in accordance with the recommendations of the Organizational Development and Compensation Committee (the "Committee"), the following actions:

   Amendment to the Management Cash Bonus Plan
   -------------------------------------------

        The Board of Directors approved an amendment to the Company's Management Cash Bonus Plan (the "Bonus Plan"). The amendment is effective with respect to bonuses paid to eligible employees in 2007 based on the attainment of 2006 performance goals, and revises the amounts of cash bonus paid if the target performance goals are achieved at a 100% level, as follows:

        (i) For the CEO of the Company, the bonus as a percentage of salary is decreased from 134% to 105%.

        (ii) For the group of participants that includes all executive officers other than the CEO, the bonus as a percentage of salary is decreased from 100.5% to 65%.

        This decrease in bonuses is part of the Company's decision to decrease the cash component, and increase the stock-based component, of incentive compensation to eligible employees.

   Approval of 2006 Performance Goals Under the Bonus Plan
   -------------------------------------------------------

        The Board of Directors approved performance goals established by the Committee for the 2006 calendar year. Bonus payments will be based on a combination of the following business criteria: (i) for Corporate participants, 100% of the payment is based upon Company earnings per share, cash flow, sales growth and total shareholder return; (ii) for Group participants, 50% of the payment is based upon the same items of Corporate performance (described in (i) above) and 50% of the payment is based upon Group sales growth and Group operating income; and (iii) for Divisional participants, 25% of the payment is based upon the same items of Corporate performance (described in (i) above) and 75% of the payment is based upon Division sales growth, Division operating income and Division cash flow.

   Approval of the 2006 Long Term Incentive Plan
   ---------------------------------------------

        The Board of Directors approved the Company's 2006 Long Term Incentive Plan (the "2006 LTIP"), a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by this reference. The 2006 LTIP establishes a methodology for determining the number of shares of restricted stock of the Company to be awarded to

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   participants under the Company's 2003 Stock Plan, beginning with awards to eligible employees in 2007 based on attainment of 2006 performance goals.

        The number of shares of restricted stock awarded to participants is based upon attainment of performance goals relating to the Company's total shareholder return and cash flow. For 2006, 75% of the award is based upon the Company's total shareholder return, and 25% of the award is based upon the Company's cash flow. The target, and maximum, value of the restricted stock award to each executive officer is 100% of his base salary, and performance below the specified shareholder return and cash flow levels will result in smaller or no restricted stock awards. Once awarded, the stock is subject to a risk of forfeiture and restrictions on transfer which lapse three years after the date of the award.

   Approval of Performance Share Award Agreement
   ---------------------------------------------

        The Board of Directors approved a form of Performance Share Award Agreement, a copy of which is attached to this Report as Exhibit 10.2 and incorporated herein by this reference. The form of Performance Share Award Agreement was approved pursuant to the Company's 2003 Stock Plan for use in granting performance shares under the 2003 Stock Plan to eligible participants in 2006.

        All participants who participate in the 2006 LTIP will receive an award of performance shares in 2006, which entitles them to receive a grant of unrestricted stock of the Company on or before March 31, 2007 upon attainment of the performance goals set forth in the Bonus Plan for 2006. The number of shares of unrestricted stock awarded to each participant is determined by multiplying (i) the percentage of the target cash bonus earned by the participant for 2006, (ii) the participant's base salary earned during 2006, and (iii) the percentage of the participant's base salary as indicated in the participant's award notice. If during 2006 the participant's employment is terminated due to death, disability or retirement, the performance share award will vest in full. If during 2006 the participant's employment is terminated for any reason other than death, disability or retirement, the performance share award generally will be forfeited. The value of a participant's award is intended to generally equate to the reduction in the target cash bonus payment to be made to the participant in 2007 as described above.

   Compensation Arrangement for Mark D. Ketchum
   --------------------------------------------

        The Board of Directors approved a compensation arrangement for Mark D. Ketchum, the Company's interim President and CEO. The material terms include the following:

         (i)   Base salary of $1 million per year.



                                      3







         (ii) A bonus opportunity under the Bonus Plan for 2005 equal to 25% of the bonus that would have been paid to a CEO if employed for all of 2005, and based on attainment of the CEO performance criteria and payout levels contained in the Bonus Plan.

         (iii) A bonus opportunity under the Bonus Plan for 2006, equal to the bonus that would have been paid to him had he remained employed until December 31, 2006 based on attainment of the CEO performance criteria and payout levels in effect for 2006, prorated for the number of days of employment in 2006 as interim President and CEO.

         (iv) Reimbursement of temporary living expenses while residing in the Atlanta, Georgia area during his employment as interim President and CEO and the use of a Company airplane for commuting purposes.

         (v) Participation in the Company's 2002 Deferred Compensation Plan and other benefit plans provided to Company employees generally.

         (vi) A grant on November 9, 2005 of a stock option under the Company's 2003 Stock Plan to acquire up to 75,000 shares of Company stock, with an exercise price equal to the closing price of the Company stock on November 9, 2005.
               If his employment with the Company terminates for any reason (including in connection with the hiring of a new President and CEO) within one year of the grant date, he will forfeit a portion of the option based on the number of full and partial months in such one-year period during which Mr. Ketchum does not serve as President and CEO.
               The option is subject to a vesting schedule whereby 20% of the option vests on each anniversary of the grant while he is employed or in continued service on the Board of Directors. The terms and conditions of the option grant are set forth in the form of Stock Option Agreement for Mr. Ketchum, a copy of which is attached to this Report as
               Exhibit 10.3 and incorporated herein by this reference.

         (vii) An award of performance shares to be granted in 2006 under the Company's 2003 Stock Plan, entitling him to receive up to 50,000 shares of unrestricted stock of the Company in 2007. The award will be based upon attainment of the CEO performance goals set forth in the Bonus Plan for 2006 and/or upon attainment of the individual performance criteria established by the Board of Directors. Other terms and conditions of the award will be determined by the Board of Directors. This award is in lieu of the award of performance shares made to all other 2006 LTIP participants as described above.


                                      4







   Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (d)   Exhibits

   10.1   Newell Rubbermaid Inc. 2006 Long Term Incentive Plan.

   10.2   Form of Performance Share Award Agreement.

   10.3   Form of Stock Option Agreement for Mark D. Ketchum.












































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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWELL RUBBERMAID INC.



                                       By:   /s/ Dale L. Matschullat
                                             ----------------------------
                                             Name:  Dale L. Matschullat
   Date:  November 14, 2005                  Title: Vice President -
                                                    General Counsel





































                                      6







                                EXHIBIT INDEX

               Exhibit No.       Exhibit Description
               -----------       -------------------

               10.1              Newell Rubbermaid Inc. 2006 Long Term
                                 Incentive Plan.

               10.2              Form of Performance Share Award
                                 Agreement.

               10.3              Form of Stock Option Agreement for Mark
                                 D. Ketchum.








































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